EXHIBIT C

CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                           PERIOD ENDING MAY 31, 2003

The information which is required to be prepared with respect to the Payment Date of June 20, 2003, and with respect to the performance of the Trust during the period of May 1, 2003 through May 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to principal payment to the Class A Noteholder .......     $                -
                                                                                                                ------------------

           2.  The amount of distribution in respect to principal payment to the Class B Noteholder .......     $                -
                                                                                                                ------------------

           3.  The amount of distribution in respect to principal payment to the Class C Noteholder .......     $                -
                                                                                                                ------------------

           4.  The amount of distribution in respect to principal payment to the Class D Noteholder .......     $                -
                                                                                                                ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to the Class A Monthly Interest ......................     $          1.28145
                                                                                                                ------------------

           2.  The amount of distribution in respect to the Class B Monthly Interest ......................     $          1.60867
                                                                                                                ------------------

           3.  The amount of distribution in respect to the Class C Monthly Interest ......................     $          2.21145
                                                                                                                ------------------

           4.  The amount of distribution in respect to the Class D Monthly Interest ......................     $          3.71839
                                                                                                                ------------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The total amount of distribution in respect to the Class A Noteholder ......................     $          1.28145
                                                                                                                ------------------

           2.  The total amount of distribution in respect to the Class B Noteholder ......................     $          1.60867
                                                                                                                ------------------

           3.  The total amount of distribution in respect to the Class C Noteholder ......................     $          2.21145
                                                                                                                ------------------

           4.  The total amount of distribution in respect to the Class D Noteholder ......................     $          3.71839
                                                                                                                ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

           1.  The aggregate amount of such Collections with respect to Principal Receivables
               for the Monthly Period preceding such Payment Date .........................................     $   535,913,481.23
                                                                                                                ------------------

           2.  The aggregate amount of such Collections with respect to Finance Charge and
               Administrative Receivables for the Monthly Period preceding such Payment Date ..............     $    52,675,763.71
                                                                                                                ------------------

           3.  Recoveries for the preceding Monthly Period ................................................     $       853,676.22
                                                                                                                ------------------

           4.  The Defaulted Amount for the preceding Monthly Period ......................................     $    21,329,838.20
                                                                                                                ------------------

           5.  The annualized percentage equivalent of a fraction, the numerator of which is the
               Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
               is the average Receivables for the preceding Monthly Period ................................                   8.97%

           6.  The total amount of Principal Receivables in the trust at the beginning of
               the preceding Monthly Period ...............................................................     $ 2,680,193,747.81
                                                                                                                ------------------

           7.  The total amount of Principal Receivables in the trust as of the last day of the preceding
               Monthly Period..............................................................................     $ 2,671,974,784.04
                                                                                                                ------------------

8.    The total amount of Finance Charge and Administrative Receivables in the Trust at
      the beginning of the preceding Monthly Period ................................................     $       65,834,521.31
                                                                                                         ---------------------

9.    The total amount of Finance Charge and Administrative Receivables in the Trust as of
      the last day of the preceding Monthly Period .................................................     $       63,185,294.98
                                                                                                         ---------------------
10.   The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of
      the last day of the preceding Monthly Period .................................................     $    2,069,470,000.00
                                                                                                         ---------------------

11.    The Transferor Interest as of the last day of the preceding Monthly Period ..................     $      602,504,784.04
                                                                                                         ---------------------

12.    The transferor percentage as of the last day of the preceding Monthly Period ................                     22.55%
                                                                                                         ---------------------

13.    The Required Transferor Percentage ..........................................................                      7.00%
                                                                                                         ---------------------

14.    The Required Transferor Interest ............................................................     $      187,038,234.88
                                                                                                         ---------------------

15.    The monthly principal payment rate for the preceding Monthly Period .........................                    19.995%
                                                                                                         ---------------------
16.    The balance in the Excess Funding Account as of the last day of the preceding Monthly
       Period ......................................................................................    $                    -
                                                                                                         ---------------------
17.   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                      Percentage       Aggregate
                                                       of Total         Account
                                                     Receivables        Balance
                                                     -----------  ------------------
(a) Delinquent between 30 days and 59 days              1.691%    $    46,249,977.64
(b) Delinquent between 60 days and 89 days              1.520%    $    41,571,467.54
(c) Delinquent between 90 days and 119 days             1.322%    $    36,165,349.00
(d) Delinquent between 120 days and 149 days            1.054%    $    28,818,328.06
(e) Delinquent between 150 days and 179 days            0.911%    $    24,922,558.79
(f) Delinquent 180 days or greater                      0.000%    $                -
                                                        -----     ------------------
(e) Aggregate                                           6.498%    $   177,727,681.03
                                                        =====     ==================

V.  Information regarding Series 2000-B

           1.  The amount of Principal Receivables in the Trust represented by the Invested
               Amount of Series 2000-B as of the last day of the related Monthly Period........                    $ 600,000,000.00
                                                                                                                   ----------------

           2.  The amount of Principal Receivables in the Trust represented by the Adjusted
               Invested Amount of Series 2000-B on the last day of the related Monthly Period..                    $ 600,000,000.00
                                                                                                                   ----------------
                                                                                                   NOTE FACTORS

           3.  The amount of Principal Receivables in the Trust represented by the Class A
               Note Principal Balance on the last day of the related Monthly Period............       1.0000       $ 480,000,000.00
                                                                                                                   ----------------

           4.  The amount of Principal Receivables in the Trust represented by the Class B
               Note Principal Balance on the last day of the related Monthly Period............       1.0000       $  57,000,000.00
                                                                                                                   ----------------

           5.  The amount of Principal Receivables in the Trust represented by the Class C
               Note Principal Balance on the last day of the related Monthly Period............       1.0000       $  42,000,000.00
                                                                                                                   ----------------

           6.  The amount of Principal Receivables in the trust represented by the Class D
               Note Principal Balance on the last day of the related Monthly Period............       1.0000       $  21,000,000.00
                                                                                                                   ----------------

           7.  The Floating Investor Percentage with respect to the period:

           May 1, 2003 through May 20, 2003....................................................                          22.3864413%
                                                                                                                   ----------------
           May 21, 2003 through May 31, 2003...................................................                          22.2600372%
                                                                                                                   ----------------

           8.  The Fixed Investor Percentage with respect to the period:

           May 1, 2003 through May 20, 2003....................................................                          22.3864413%
                                                                                                                   ----------------
           May 21, 2003 through May 31, 2003...................................................                          22.2600372%
                                                                                                                   ================

           9.  The amount of Investor Principal Collections applicable to Series 2000-B........                    $ 119,724,281.77
                                                                                                                   ----------------
           10a. The amount of Available Finance Charge Collections on deposit in
             the Collection Account on the related Payment Date................................                    $   9,507,473.54
                                                                                                                   ----------------

           10b. The amount of Available Finance Charge Collections not on deposit in the
             Collection Account on the related Payment Date pursuant to Section 8.04(a) of the
             Master Indenture..................................................................                    $   2,375,894.07
                                                                                                                   ----------------

           11.  The Investor Default Amount for the related Monthly Period.....................                    $   4,753,854.09
                                                                                                                   ----------------

12.  The Monthly Servicing Fee for the related Monthly Period................................       $     666,666.67
                                                                                                    ----------------

13.  Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period...................................                  23.77%
                                                                                                    ----------------

          b. The default rate for the related Monthly Period.................................                   9.51%
                                                                                                    ----------------

          c. The Net Portfolio Yield for the related Monthly Period..........................                  14.26%
                                                                                                    ----------------

          d. The Base Rate for the related Monthly Period....................................                   3.09%
                                                                                                    ----------------

          e. The Excess Spread Percentage for the related Monthly Period.....................                  11.17%
                                                                                                    ----------------
          f. The Quarterly Excess Spread Percentage for the related Monthly Period...........                  11.22%
                                                                                                    ----------------
                   I)   Excess Spread Percentage related to       May-03                                       11.17%
                                                                                                    ----------------

                   ii)  Excess Spread Percentage related to       Apr-03                                       10.38%
                                                                                                    ----------------

                   iii) Excess Spread Percentage related to       Mar-03                                       12.10%
                                                                                                    ----------------

14.  Floating Rate Determinations:

   LIBOR for the Interest Period from May 20 through and including June 19, 2003.............                1.31813%
                                                                                                    ----------------

15.  Principal Funding Account

          a.  The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws
              for the related Payment Date) .................................................         400,000,000.00
                                                                                                    ----------------

          b.  The Accumulation Shortfall with respect to the related Monthly Period..........       $              -
                                                                                                    ----------------

          c.  The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections..................       $      74,001.91
                                                                                                    ----------------

16.  Reserve Account

          a.  The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date)..........................................................       $   1,125,000.00
                                                                                                    ----------------

          b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections....................................................................       $              -
                                                                                                    ----------------

          c.  Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections..................       $       1,095.25
                                                                                                    ----------------

17.  Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date........       $  10,500,000.00
                                                                                                    ----------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date........      $  10,500,000.00
                                                                                                    ----------------

18.  Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period....       $              -
                                                                                                    ----------------

          b.  The aggregate amount of Investor Charge-Offs reimbursed
              on the Payment Date............................................................       $              -
                                                                                                    ----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period................       $              -
                                                                                                    ----------------

                Advanta Bank Corp.
                as Servicer

                By:   /s/ MARK SHAPIRO
                Name: Mark Shapiro
                Title:Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING MAY 31, 2003

The information which is required to be prepared with respect to the Payment Date of June 20, 2003, and with respect to the performance of the Trust during the period of May 1, 2003 through May 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to principal payment to the Class A Noteholder .......   $               -
                                                                                                              -----------------

           2.  The amount of distribution in respect to principal payment to the Class B Noteholder .......   $               -
                                                                                                              -----------------

           3.  The amount of distribution in respect to principal payment to the Class C Noteholder .......   $               -
                                                                                                              -----------------

           4.  The amount of distribution in respect to principal payment to the Class D Noteholder .......   $               -
                                                                                                              -----------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to the Class A Monthly Interest ......................   $         1.35033
                                                                                                              -----------------

           2.  The amount of distribution in respect to the Class B Monthly Interest ......................   $         1.73783
                                                                                                              -----------------

           3.  The amount of distribution in respect to the Class C Monthly Interest ......................   $         2.38367
                                                                                                              -----------------

           4.  The amount of distribution in respect to the Class D Monthly Interest ......................   $         4.57950
                                                                                                              -----------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The total amount of distribution in respect to the Class A Noteholder ......................   $         1.35033
                                                                                                              -----------------

           2.  The total amount of distribution in respect to the Class B Noteholder ......................   $         1.73783
                                                                                                              -----------------

           3.  The total amount of distribution in respect to the Class C Noteholder ......................   $         2.38367
                                                                                                              -----------------

           4.  The total amount of distribution in respect to the Class D Noteholder ......................   $         4.57950
                                                                                                              -----------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

           1.  The aggregate amount of such Collections with respect to Principal Receivables for
               the Monthly Period preceding such Payment Date .............................................   $  535,913,481.23
                                                                                                              -----------------

           2.  The aggregate amount of such Collections with respect to Finance Charge and
               Administrative Receivables for the Monthly Period preceding such Payment Date ..............   $   52,675,763.71
                                                                                                              -----------------

           3.  Recoveries for the preceding Monthly Period ................................................   $      853,676.22
                                                                                                              -----------------

           4.  The Defaulted Amount for the preceding Monthly Period ......................................   $   21,329,838.20
                                                                                                              -----------------

           5.  The annualized percentage equivalent of a fraction, the numerator of which is the
               Defaulted Amount less Recoveries for the preceding Monthly Period, and the
               denominator is the average Receivables for the preceding Monthly Period                                     8.97%
                                                                                                              -----------------

           6.  The total amount of Principal Receivables in the trust at the beginning of the
               preceding Monthly Period ...................................................................   $2,680,193,747.81
                                                                                                              -----------------

           7.  The total amount of Principal Receivables in the trust as of the last day of the
               preceding Monthly Period ...................................................................   $2,671,974,784.04
                                                                                                              -----------------

8.  The total amount of Finance Charge and Administrative Receivables in the Trust at the
    beginning of the preceding Monthly Period...................................................   $   65,834,521.31
                                                                                                   -----------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust as of the
    last day of the preceding Monthly Period....................................................   $   63,185,294.98
                                                                                                   -----------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last
    day of the preceding Monthly Period.........................................................   $2,069,470,000.00
                                                                                                   -----------------

11. The Transferor Interest as of the last day of the preceding Monthly Period..................   $  602,504,784.04
                                                                                                   -----------------

12. The transferor percentage as of the last day of the preceding Monthly Period................               22.55%
                                                                                                   -----------------

13. The Required Transferor Percentage..........................................................                7.00%
                                                                                                   -----------------

14. The Required Transferor Interest............................................................   $  187,038,234.88
                                                                                                   -----------------

15. The monthly principal payment rate for the preceding Monthly Period.........................              19.995%
                                                                                                   -----------------

16. The balance in the Excess Funding Account as of the last day of the preceding
    Monthly Period..............................................................................   $               -
                                                                                                   -----------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                  Percentage         Aggregate
                                                   of Total           Account
                                                  Receivables         Balance
                                                  -----------    ----------------
(a) Delinquent between 30 days and 59 days           1.691%      $  46,249,977.64
(b) Delinquent between 60 days and 89 days           1.520%      $  41,571,467.54
(c) Delinquent between 90 days and 119 days          1.322%      $  36,165,349.00
(d) Delinquent between 120 days and 149 days         1.054%      $  28,818,328.06
(e) Delinquent between 150 days and 179 days         0.911%      $  24,922,558.79
(f) Delinquent 180 days or greater                   0.000%      $              -
                                                  -----------    ----------------
(e) Aggregate                                        6.498%      $ 177,727,681.03
                                                  ===========    ================

V. Information regarding Series 2000-C

1.  The amount of Principal Receivables in the Trust represented by the Invested Amount
    of Series 2000-C as of the last day of the related Monthly Period .........................                  $400,000,000.00
                                                                                                                 ---------------
2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested
    Amount of Series 2000-C on the last day of the related Monthly Period .....................                  $400,000,000.00
                                                                                                                 ---------------
                                                                                                    NOTE FACTORS

3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal
    Balance on the last day of the related Monthly Period .....................................        1.0000    $320,000,000.00
                                                                                                                 ---------------

4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal
    Balance on the last day of the related Monthly Period .....................................        1.0000    $ 38,000,000.00
                                                                                                                 ---------------

5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal
    Balance on the last day of the related Monthly Period .....................................        1.0000    $ 28,000,000.00
                                                                                                                 ---------------

6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal
    Balance on the last day of the related Monthly Period .....................................       .1.0000    $ 14,000,000.00
                                                                                                                 ---------------

7.  The Floating Investor Percentage with respect to the period:

May 1, 2003 through May 20, 2003 ..............................................................                       14.9242942%
                                                                                                                 ---------------
May 21, 2003 through May 31, 2003 .............................................................                       14.8400248%
                                                                                                                 ---------------

8.  The Fixed Investor Percentage with respect to the period:

May 1, 2003 through May 20, 2003 ..............................................................                              N/A
                                                                                                                 ---------------
May 21, 2003 through May 31, 2003 .............................................................                              N/A
                                                                                                                 ---------------

9.  The amount of Investor Principal Collections applicable to Series 2000-C ..................                  $ 79,816,187.85
                                                                                                                 ---------------

10a. The amount of Available Finance Charge Collections on deposit in the Collection
     Account on the related Payment Date ......................................................                  $  6,273,730.77
                                                                                                                 ---------------

10b. The amount of Available Finance Charge Collections not on deposit in the Collection
     Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture ..                  $  1,598,449.53
                                                                                                                 ---------------

11.  The Investor Default Amount for the related Monthly Period ...............................                  $  3,169,236.06
                                                                                                                 ---------------

12.  The Monthly Servicing Fee for the related Monthly Period .........................................   $     666,666.67
                                                                                                          ----------------
13.  Trust yields for the related Monthly Period

          a. The cash yield for the related Monthly Period ............................................              23.62%
                                                                                                          ----------------
          b. The default rate for the related Monthly Period ..........................................               9.51%
                                                                                                          ----------------

          c. The Net Portfolio Yield for the related Monthly Period ...................................              14.11%
                                                                                                          ----------------
          d.  The Base Rate for the related Monthly Period.............................................               3.89%
                                                                                                          ----------------
          e.  The Excess Spread Percentage for the related Monthly Period .............................              10.22%
                                                                                                          ----------------

          f.  The Quarterly Excess Spread Percentage for the related Monthly Period ...................              10.81%
                                                                                                          ----------------

                   I) Excess Spread Percentage related to May-03                                                     10.22%
                                                                                                          ----------------

                   ii) Excess Spread Percentage related to Apr-03                                                    10.25%
                                                                                                          ----------------

                   iii) Excess Spread Percentage related to Mar-03                                                   11.97%
                                                                                                          ----------------

14.  Floating Rate Determinations:

   LIBOR for the Interest Period from May 20 through and including June 19, 2003 ......................            1.31813%
                                                                                                          ----------------

15.  Principal Funding Account

          a.  The amount on deposit in the Principal Funding Account on the related
              Payment Date (after taking into consideration deposits and withdraws for
              the related Payment Date) ...............................................................   $              -
                                                                                                          ----------------

          b.  The Accumulation Shortfall with respect to the related Monthly Period ...................   $              -
                                                                                                          ----------------

          c.  The Principal Funding Investment Proceeds deposited in the Collection
              Account to be treated as Available Finance Charge Collections ...........................   $              -
                                                                                                          ----------------

16.  Reserve Account

          a.  The amount on deposit in the Reserve Account on the related Payment
              Date (after taking into consideration deposits and withdraws for the
              related Payment Date) ...................................................................   $              -
                                                                                                          ----------------

          b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
              Collections .............................................................................   $              -
                                                                                                          ----------------

          c.  Interest earnings on the Reserve Account deposited into the Collection
              Account to be treated as Available Finance Charge Collections ...........................   $              -
                                                                                                          ----------------

17.  Cash Collateral Account

          a.  The Required Cash Collateral Account Amount on the related Payment Date .................   $   7,000,000.00
                                                                                                          ----------------

          b.  The Available Cash Collateral Account Amount on the related Payment Date ................   $   7,000,000.00
                                                                                                          ----------------

18.  Investor Charge-Offs

          a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period .............   $              -
                                                                                                          ----------------

          b.  The aggregate amount of Investor Charge-Offs reimbursed
              on the Payment Date .....................................................................   $              -
                                                                                                          ----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period .........................   $              -
                                                                                                          ----------------

                Advanta Bank Corp.
                as Servicer

                By:    /s/ MARK SHAPIRO
                Name:  Mark Shapiro
                Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING MAY 31, 2003

The information which is required to be prepared with respect to the Payment Date of June 20, 2003, and with respect to the performance of the Trust during the period of May 1, 2003 through May 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.

I.  Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to principal payment to the Class A Noteholder........  $                -
                                                                                                             ------------------

           2.  The amount of distribution in respect to principal payment to the Class B Noteholder........  $                -
                                                                                                             ------------------

           3.  The amount of distribution in respect to principal payment to the Class C Noteholder........  $                -
                                                                                                             ------------------

           4.  The amount of distribution in respect to principal payment to the Class D Noteholder........  $                -
                                                                                                             ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The amount of distribution in respect to the Class A Monthly Interest.......................  $          1.39339
                                                                                                             ------------------

           2.  The amount of distribution in respect to the Class B Monthly Interest.......................  $          1.86700
                                                                                                             ------------------

           3.  The amount of distribution in respect to the Class C Monthly Interest.......................  $          2.46978
                                                                                                             ------------------

           4.  The amount of distribution in respect to the Class D Monthly Interest.......................  $          5.44061
                                                                                                             ------------------

III.  Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

           1.  The total amount of distribution in respect to the Class A Noteholder.......................  $          1.39339
                                                                                                             ------------------

           2.  The total amount of distribution in respect to the Class B Noteholder.......................  $          1.86700
                                                                                                             ------------------

           3.  The total amount of distribution in respect to the Class C Noteholder.......................  $          2.46978
                                                                                                             ------------------

           4.  The total amount of distribution in respect to the Class D Noteholder.......................  $          5.44061
                                                                                                             ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

           1.  The aggregate amount of such Collections with respect to Principal Receivables
               for the Monthly Period preceding such Payment Date..........................................  $   535,913,481.23
                                                                                                             ------------------

           2.  The aggregate amount of such Collections with respect to Finance Charge and
               Administrative Receivables for the Monthly Period preceding such Payment Date...............  $    52,675,763.71
                                                                                                             ------------------

           3.  Recoveries for the preceding Monthly Period.................................................  $       853,676.22
                                                                                                             ------------------

           4.  The Defaulted Amount for the preceding Monthly Period.......................................  $    21,329,838.20
                                                                                                             ------------------

           5.  The annualized percentage equivalent of a fraction, the numerator of which is the
               Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator
               is the average Receivables for the preceding Monthly Period                                                 8.97%
                                                                                                             ------------------

           6.  The total amount of Principal Receivables in the trust at the beginning of the
               preceding Monthly Period...............................................................       $ 2,680,193,747.81
                                                                                                             ------------------

           7.  The total amount of Principal Receivables in the trust as of the last day of the
               preceding Monthly Period........................................................              $ 2,671,974,784.04
                                                                                                             ------------------

8.  The total amount of Finance Charge and Administrative Receivables in the Trust
    at the beginning of the preceding Monthly Period....................................                     $    65,834,521.31
                                                                                                             ------------------

9.  The total amount of Finance Charge and Administrative Receivables in the Trust
    as of the last day of the preceding Monthly Period..................................                     $    63,185,294.98
                                                                                                             ------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as
    of the last day of the preceding Monthly Period.....................................                     $ 2,069,470,000.00
                                                                                                             ------------------

11. The Transferor Interest as of the last day of the preceding Monthly Period..........                     $   602,504,784.04
                                                                                                             ------------------

12. The transferor percentage as of the last day of the preceding Monthly Period........                                  22.55%
                                                                                                             ------------------

13. The Required Transferor Percentage..................................................                                   7.00%
                                                                                                             ------------------

14. The Required Transferor Interest....................................................                     $   187,038,234.88
                                                                                                             ------------------

15. The monthly principal payment rate for the preceding Monthly Period.................                                 19.995%
                                                                                                             ------------------

16. The balance in the Excess Funding Account as of the last day of the preceding
    Monthly Period......................................................................                     $                -
                                                                                                             ------------------
17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                        Percentage                   Aggregate
                                                                         of Total                     Account
                                                                       Receivables                    Balance
                                                                       -----------               ----------------
(a) Delinquent between 30 days and 59 days                                1.691%                 $  46,249,977.64
(b) Delinquent between 60 days and 89 days                                1.520%                 $  41,571,467.54
(c) Delinquent between 90 days and 119 days                               1.322%                 $  36,165,349.00
(d) Delinquent between 120 days and 149 days                              1.054%                 $  28,818,328.06
(e) Delinquent between 150 days and 179 days                              0.911%                 $  24,922,558.79
(f) Delinquent 180 days or greater                                        0.000%                 $              -
                                                                          -----                  ----------------
(e) Aggregate                                                             6.498%                 $ 177,727,681.03
                                                                          =====                  ================

V.  Information regarding Series 2001-A

1.  The amount of Principal Receivables in the Trust represented by the Invested
    Amount of Series 2001-A as of the last day of the related Monthly Period............                       $ 300,000,000.00
                                                                                                               ----------------

2.  The amount of Principal Receivables in the Trust represented by the Adjusted
    Invested Amount of Series 2001-A on the last day of the related Monthly Period......                       $ 300,000,000.00
                                                                                                               ----------------
                                                                                           NOTE FACTORS

3.  The amount of Principal Receivables in the Trust represented by the Class A Note
    Principal Balance on the last day of the related Monthly Period.....................      1.0000           $ 240,000,000.00
                                                                                                               ----------------

4.  The amount of Principal Receivables in the Trust represented by the Class B Note
    Principal Balance on the last day of the related Monthly Period.....................      1.0000           $  28,500,000.00
                                                                                                               ----------------

5.  The amount of Principal Receivables in the Trust represented by the Class C Note
    Principal Balance on the last day of the related Monthly Period.....................      1.0000           $  21,000,000.00
                                                                                                               ----------------

6.  The amount of Principal Receivables in the trust represented by the Class D Note
    Principal Balance on the last day of the related Monthly Period.....................      1.0000           $  10,500,000.00
                                                                                                               ----------------
7.  The Floating Investor Percentage with respect to the period:

May 1, 2003 through May 20, 2003........................................................                             11.1932206%
                                                                                                               ----------------
May 21, 2003 through May 31, 2003.......................................................                             11.1300186%
                                                                                                               ----------------

8.  The Fixed Investor Percentage with respect to the period:

May 1, 2003 through May 20, 2003........................................................                                    N/A
                                                                                                               ----------------
May 21, 2003 through May 31, 2003.......................................................                                    N/A
                                                                                                               ----------------

9.  The amount of Investor Principal Collections applicable to Series 2001-A............                       $  59,862,140.71
                                                                                                               ----------------

10a.  The amount of Available Finance Charge Collections on deposit in the
      Collection Account on the related Payment Date....................................                       $   4,705,298.06
                                                                                                               ----------------

10b.  The amount of Available Finance Charge Collections not on deposit in the
      Collection Account on the related Payment Date pursuant to Section 8.04(a)
      of the Master Indenture...........................................................                       $   1,198,837.15
                                                                                                               ----------------

11.  The Investor Default Amount for the related Monthly Period.........................                       $   2,376,927.04
                                                                                                               ----------------

12.  The Monthly Servicing Fee for the related Monthly Period................................                  $     500,000.00
                                                                                                               ----------------

13.  Trust yields for the related Monthly Period

             a. The cash yield for the related Monthly Period................................                             23.62%
                                                                                                               ----------------
             b. The default rate for the related Monthly Period..............................                              9.51%
                                                                                                               ----------------
             c. The Net Portfolio Yield for the related Monthly Period.......................                             14.11%
                                                                                                               ----------------
             d. The Base Rate for the related Monthly Period.................................                              3.99%
                                                                                                               ----------------
             e. The Excess Spread Percentage for the related Monthly Period..................                             10.12%
                                                                                                               ----------------
             f. The Quarterly Excess Spread Percentage for the related Monthly
                Period.......................................................................                             10.72%
                                                                                                               ----------------

                         I) Excess Spread Percentage related to                May-03                                     10.12%
                                                                                                               ----------------

                         ii) Excess Spread Percentage related to               Apr-03                                     10.16%
                                                                                                               ----------------

                         iii) Excess Spread Percentage related to              Mar-03                                     11.87%
                                                                                                               ----------------

14.  Floating Rate Determinations:

     LIBOR for the Interest Period from May 20 through and including June 19, 2003...........                           1.31813%
                                                                                                               ----------------

15.  Principal Funding Account

             a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration deposits and
                 withdraws for the related Payment Date).....................................                  $              -
                                                                                                               ----------------

             b.  The Accumulation Shortfall with respect to the related Monthly Period.......                  $              -
                                                                                                               ----------------

             c.  The Principal Funding Investment Proceeds deposited in the Collection
                 Account to be treated as Available Finance Charge Collections...............                  $              -
                                                                                                               ----------------

16.  Reserve Account

             a.  The amount on deposit in the Reserve Account on the related Payment
                 Date (after taking into consideration deposits and withdraws for the
                 related Payment Date).......................................................                  $              -
                                                                                                               ----------------

             b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                 Collections.................................................................                  $              -
                                                                                                               ----------------

             c.  Interest earnings on the Reserve Account deposited into the Collection
                 Account to be treated as Available Finance Charge Collections...............                  $              -
                                                                                                               ----------------

17.  Cash Collateral Account

             a.  The Required Cash Collateral Account Amount on the related Payment Date.....                  $   5,250,000.00
                                                                                                               ----------------

             b.  The Available Cash Collateral Account Amount on the related Payment Date....                  $   5,250,000.00
                                                                                                               ----------------

18.  Investor Charge-Offs

             a.  The aggregate amount of Investor Charge-Offs for the related Monthly
                 Period......................................................................                  $              -
                                                                                                               ----------------

             b.  The aggregate amount of Investor Charge-Offs reimbursed
                 on the Payment Date.........................................................                  $              -
                                                                                                               ----------------

19.  The Monthly Principal Reallocation Amount for the related Monthly Period................                  $              -
                                                                                                               ----------------

                         Advanta Bank Corp.
                         as Servicer

                         By:    /s/ MARK SHAPIRO
                         Name:  Mark Shapiro
                         Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAK7
CLASS B CUSIP #00761HAL5
CLASS C CUSIP #00761HAM3

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2002-A
                           PERIOD ENDING MAY 31, 2003

The information which is required to be prepared with respect to the Payment Date of June 20, 2003, and with respect to the performance of the Trust during the period of May 1, 2003 through May 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2002-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to principal payment to the
                  Class A Noteholder.........................................................                $                -
                                                                                                             ------------------
              2.  The amount of distribution in respect to principal payment to the
                  Class B Noteholder.........................................................                $                -
                                                                                                             ------------------
              3.  The amount of distribution in respect to principal payment to the
                  Class C Noteholder.........................................................                $                -
                                                                                                             ------------------
              4.  The amount of distribution in respect to principal payment to the
                  Class D Noteholder.........................................................                $                -
                                                                                                             ------------------

II.  Information regarding the current monthly interest distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The amount of distribution in respect to the Class A Monthly Interest......                $          1.30728
                                                                                                             ------------------
              2.  The amount of distribution in respect to the Class B Monthly Interest......                $          1.73783
                                                                                                             ------------------
              3.  The amount of distribution in respect to the Class C Monthly Interest......                $          2.64200
                                                                                                             ------------------
              4.  The amount of distribution in respect to the Class D Monthly Interest......                $          6.73228
                                                                                                             ------------------

III. Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

              1.  The total amount of distribution in respect to the Class A Noteholder......                $          1.30728
                                                                                                             ------------------
              2.  The total amount of distribution in respect to the Class B Noteholder......                $          1.73783
                                                                                                             ------------------
              3.  The total amount of distribution in respect to the Class C Noteholder......                $          2.64200
                                                                                                             ------------------
              4.  The total amount of distribution in respect to the Class D Noteholder......                $          6.73228
                                                                                                             ------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

              1.  The aggregate amount of such Collections with respect to Principal
                  Receivables for the Monthly Period preceding such Payment Date.............                $   535,913,481.23
                                                                                                             ------------------
              2.  The aggregate amount of such Collections with respect to Finance
                  Charge and Administrative Receivables for the Monthly Period preceding
                  such Payment Date..........................................................                $    52,675,763.71
                                                                                                             ------------------
              3.  Recoveries for the preceding Monthly Period................................                $       853,676.22
                                                                                                             ------------------
              4.  The Defaulted Amount for the preceding Monthly Period......................                $    21,329,838.20
                                                                                                             ------------------
              5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding
                  Monthly Period, and the denominator is the average Receivables for the
                  preceding Monthly Period...................................................                              8.97%
                                                                                                             ------------------
              6.  The total amount of Principal Receivables in the trust at the
                  beginning of the preceding Monthly Period..................................                $ 2,680,193,747.81
                                                                                                             ------------------
              7.  The total amount of Principal Receivables in the trust as of the last
                  day of the preceding Monthly Period........................................                $ 2,671,974,784.04
                                                                                                             ------------------

8.  The total amount of Finance Charge and Administrative Receivables in
    the Trust at the beginning of the preceding Monthly Period..........................                     $    65,834,521.31
                                                                                                             ------------------

9.  The total amount of Finance Charge and Administrative Receivables in
    the Trust as of the last day of the preceding Monthly Period........................                     $    63,185,294.98
                                                                                                             ------------------

10. The aggregated Adjusted Invested Amounts of all Series of Notes
    outstanding as of the last day of the preceding Monthly Period......................                     $ 2,069,470,000.00
                                                                                                             ------------------

11. The Transferor Interest as of the last day of the preceding Monthly
    Period..............................................................................                     $   602,504,784.04
                                                                                                             ------------------

12. The transferor percentage as of the last day of the preceding
    Monthly Period......................................................................                                  22.55%
                                                                                                             ------------------

13. The Required Transferor Percentage..................................................                                   7.00%
                                                                                                             ------------------

14. The Required Transferor Interest....................................................                     $   187,038,234.88
                                                                                                             ------------------

15. The monthly principal payment rate for the preceding Monthly Period.................                                 19.995%
                                                                                                             ------------------

16. The balance in the Excess Funding Account as of the last day of the
    preceding Monthly Period............................................................                     $                -
                                                                                                             ------------------

17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                       Percentage                  Aggregate
                                                                        of Total                    Account
                                                                      Receivables                   Balance
                                                                      -----------              ----------------
(a) Delinquent between 30 days and 59 days                               1.691%                $  46,249,977.64
(b) Delinquent between 60 days and 89 days                               1.520%                $  41,571,467.54
(c) Delinquent between 90 days and 119 days                              1.322%                $  36,165,349.00
(d) Delinquent between 120 days and 149 days                             1.054%                $  28,818,328.06
(e) Delinquent between 150 days and 179 days                             0.911%                $  24,922,558.79
(f) Delinquent 180 days or greater                                       0.000%                $              -
                                                                         -----                 ----------------
(e) Aggregate                                                            6.498%                $ 177,727,681.03
                                                                         =====                 ================

V.  Information regarding Series 2002-A

1.  The amount of Principal Receivables in the Trust represented by the Invested
    Amount of Series 2002-A as of the last day of the related Monthly Period............                     $   300,000,000.00
                                                                                                             ------------------

2.  The amount of Principal Receivables in the Trust represented by the Adjusted
    Invested Amount of Series 2002-A on the last day of the related Monthly Period......                     $   300,000,000.00
                                                                                                             ------------------
                                                                                           NOTE FACTORS

3.  The amount of Principal Receivables in the Trust represented by the Class A
    Note Principal Balance on the last day of the related Monthly Period................      1.0000         $   240,000,000.00
                                                                                                             ------------------

4.  The amount of Principal Receivables in the Trust represented by the Class B
    Note Principal Balance on the last day of the related Monthly Period................      1.0000         $    27,750,000.00
                                                                                                             ------------------

5.  The amount of Principal Receivables in the Trust represented by the Class C
    Note Principal Balance on the last day of the related Monthly Period................      1.0000         $    21,750,000.00
                                                                                                             ------------------

6.  The amount of Principal Receivables in the trust represented by the Class D
    Note Principal Balance on the last day of the related Monthly Period................      1.0000         $    10,500,000.00
                                                                                                             ------------------

7.  The Floating Investor Percentage with respect to the period:

May 1, 2003 through May 20, 2003........................................................                             11.1932206%
                                                                                                             ------------------
May 21, 2003 through May 31, 2003.......................................................                             11.1300186%
                                                                                                             ------------------

8.  The Fixed Investor Percentage with respect to the period:

May 1, 2003 through May 20, 2003........................................................                                    N/A
                                                                                                             ------------------
May 21, 2003 through May 31, 2003.......................................................                                    N/A
                                                                                                             ------------------

9.  The amount of Investor Principal Collections applicable to Series 2002-A............                     $    59,862,140.71
                                                                                                             ------------------

10a. The amount of the Investor Finance Charge Collections on deposit in the
    Collection Account on the Related Payment Date to be treated as Servicer
    Interchange.........................................................................                     $        62,500.00
                                                                                                             ------------------

10b. The amount of Available Finance Charge Collections on deposit in the
    Collection Account on the related Payment Date......................................                     $     4,705,298.06
                                                                                                             ------------------

10c. The amount of Available Finance Charge Collections not on deposit in the
    Collection Account on the related Payment Date pursuant to Section 8.04(a)
    of the Master Indenture.............................................................                     $     1,136,337.15
                                                                                                             ------------------

11. The Investor Default Amount for the related Monthly Period .............................................   $      2,376,927.04
                                                                                                               -------------------

12. The Monthly Servicing Fee for the related Monthly Period ...............................................   $        500,000.00
                                                                                                               -------------------
13. Trust yields for the related Monthly Period

      a. The cash yield for the related Monthly Period .....................................................                 23.62%
                                                                                                               -------------------

      b. The default rate for the related Monthly Period ...................................................                  9.51%
                                                                                                               -------------------

      c. The Net Portfolio Yield for the related Monthly Period ............................................                 14.11%
                                                                                                               -------------------

      d. The Base Rate for the related Monthly Period ......................................................                  3.96%
                                                                                                               -------------------

      e. The Excess Spread Percentage for the related Monthly Period .......................................                 10.15%
                                                                                                               -------------------

      f. The Quarterly Excess Spread Percentage for the related Monthly Period .............................                 10.75%
                                                                                                               -------------------

               i) Excess Spread Percentage related to                          May-03                                        10.15%
                                                                                                               -------------------

               ii) Excess Spread Percentage related to                         Apr-03                                        10.19%
                                                                                                               -------------------

               iii) Excess Spread Percentage related to                        Mar-03                                        11.89%
                                                                                                               -------------------

14. Floating Rate Determinations:

   LIBOR for the Interest Period from May 20 through and including June 19, 2003 ...........................               1.31813%
                                                                                                               -------------------

15. Principal Funding Account

      a.  The amount on deposit in the Principal Funding Account on the related
          Payment Date (after taking into consideration deposits and withdraws
          for the related Payment Date) ....................................................................   $                 -
                                                                                                               -------------------

      b.  The Accumulation Shortfall with respect to the related Monthly Period ............................   $                 -
                                                                                                               -------------------

      c.  The Principal Funding Investment Proceeds deposited in the Collection
          Account to be treated as Available Finance Charge Collections ....................................   $                 -
                                                                                                               -------------------

16. Reserve Account

      a.  The amount on deposit in the Reserve Account on the related Payment
          Date (after taking into consideration deposits and withdraws for the
          related Payment Date) ............................................................................   $                 -
                                                                                                               -------------------

      b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
          Collections ......................................................................................   $                 -
                                                                                                               -------------------

      c.  Interest earnings on the Reserve Account deposited into the Collection
          Account to be treated as Available Finance Charge Collections ....................................   $                 -
                                                                                                               -------------------

17. Cash Collateral Account

      a.  The Required Cash Collateral Account Amount on the related Payment Date ..........................   $      6,000,000.00
                                                                                                               -------------------

      b.  The Available Cash Collateral Account Amount on the related Payment Date .........................   $      6,000,000.00
                                                                                                               -------------------

18. Investor Charge-Offs

      a.  The aggregate amount of Investor Charge-Offs for the related Monthly Period ......................   $                 -
                                                                                                               -------------------

      b.  The aggregate amount of Investor Charge-Offs reimbursed
          on the Payment Date ..............................................................................   $                 -
                                                                                                               -------------------

19. The Monthly Principal Reallocation Amount for the related Monthly Period ...............................   $                 -
                                                                                                               -------------------

                         Advanta Bank Corp.
                         as Servicer

                         By:    /s/ MARK SHAPIRO
                         Name:  Mark Shapiro
                         Title: Assistant Vice President - Structured Finance

EXHIBIT C

CLASS A CUSIP #00761HAP6
CLASS B CUSIP #00761HAQ4
CLASS C CUSIP #00761HAR2

                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 SERIES 2003-A
                           PERIOD ENDING MAY 31, 2003

The information which is required to be prepared with respect to the Payment Date of June 20, 2003, and with respect to the performance of the Trust during the period of May 1, 2003 through May 31, 2003 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2003-A Indenture Supplement.

I.   Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to principal payment to the Class A Noteholder .............   $                 -
                                                                                                               -------------------

       2. The amount of distribution in respect to principal payment to the Class B Noteholder .............   $                 -
                                                                                                               -------------------

       3. The amount of distribution in respect to principal payment to the Class C Noteholder .............   $                 -
                                                                                                               -------------------

       4. The amount of distribution in respect to principal payment to the Class D Noteholder .............   $                 -
                                                                                                               -------------------
II.  Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The amount of distribution in respect to the Class A Monthly Interest ............................   $           1.47950
                                                                                                               -------------------

       2. The amount of distribution in respect to the Class B Monthly Interest ............................   $           2.64200
                                                                                                               -------------------

       3. The amount of distribution in respect to the Class C Monthly Interest ............................   $           4.14895
                                                                                                               -------------------

       4. The amount of distribution in respect to the Class D Monthly Interest ............................   $           8.02395
                                                                                                               -------------------
III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

       1. The total amount of distribution in respect to the Class A Noteholder ............................   $           1.47950
                                                                                                               -------------------

       2. The total amount of distribution in respect to the Class B Noteholder ............................   $           2.64200
                                                                                                               -------------------

       3. The total amount of distribution in respect to the Class C Noteholder ............................   $           4.14895
                                                                                                               -------------------

       4. The total amount of distribution in respect to the Class D Noteholder ............................   $           8.02395
                                                                                                               -------------------
IV.  Information regarding the performance of the Advanta Business Card Master
     Trust

       1. The aggregate amount of such Collections with respect to Principal Receivables for the
          Monthly Period preceding such Payment Date .......................................................   $    535,913,481.23
                                                                                                               -------------------
       2. The aggregate amount of such Collections with respect to Finance Charge and Administrative
          Receivables for the Monthly Period preceding such Payment Date ...................................   $     52,675,763.71
                                                                                                               -------------------

       3. Recoveries for the preceding Monthly Period ......................................................   $        853,676.22
                                                                                                               -------------------

       4. The Defaulted Amount for the preceding Monthly Period ............................................   $     21,329,838.20
                                                                                                               -------------------
       5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted
          Amount less Recoveries for the preceding Monthly Period, and the denominator is the average
          Receivables for the preceding Monthly Period .....................................................                  8.97%
                                                                                                               -------------------
       6. The total amount of Principal Receivables in the trust at the beginning of the preceding
          Monthly Period ...................................................................................   $  2,680,193,747.81
                                                                                                               -------------------
       7. The total amount of Principal Receivables in the trust as of the last day of the preceding
          Monthly Period ...................................................................................   $  2,671,974,784.04
                                                                                                               -------------------
       8. The total amount of Finance Charge and Administrative Receivables in the Trust at the
          beginning of the

                 preceding Monthly Period ..................................................................   $     65,834,521.31
                                                                                                               -------------------
       9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last
          day of the preceding Monthly Period ..............................................................   $     63,185,294.98
                                                                                                               -------------------
       10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the
           last day of the preceding Monthly Period ........................................................   $  2,069,470,000.00
                                                                                                               --------------------

       11. The Transferor Interest as of the last day of the preceding Monthly Period ......................   $    602,504,784.04
                                                                                                               -------------------

       12. The transferor percentage as of the last day of the preceding Monthly Period ....................                 22.55%
                                                                                                               -------------------

       13. The Required Transferor Percentage ..............................................................                  7.00%
                                                                                                               -------------------

       14. The Required Transferor Interest ................................................................   $    187,038,234.88
                                                                                                               -------------------

       15. The monthly principal payment rate for the preceding Monthly Period .............................                19.995%
                                                                                                               -------------------
       16. The balance in the Excess Funding Account as of the last day of the preceding
           Monthly Period ..................................................................................   $                 -
                                                                                                               -------------------
       17. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
           Period preceding such Payment Date:

                                                                Percentage               Aggregate
                                                                 of Total                 Account
                                                                Receivables               Balance
                                                                -----------          ----------------
(a) Delinquent between 30 days and 59 days                         1.691%            $  46,249,977.64
(b) Delinquent between 60 days and 89 days                         1.520%            $  41,571,467.54
(c) Delinquent between 90 days and 119 days                        1.322%            $  36,165,349.00
(d) Delinquent between 120 days and 149 days                       1.054%            $  28,818,328.06
(e) Delinquent between 150 days and 179 days                       0.911%            $  24,922,558.79
(f) Delinquent 180 days or greater                                 0.000%            $              -
                                                                   -----             ----------------
(e) Aggregate                                                      6.498%            $ 177,727,681.03
                                                                   =====             ================

V. Information regarding Series 2003-A

       1. The amount of Principal Receivables in the Trust represented by the Invested
          Amount of Series 2003-A as of the last day of the related Monthly Period................             $    400,000,000.00
                                                                                                               -------------------
       2. The amount of Principal Receivables in the Trust represented by the
          Adjusted Invested Amount of Series 2003-A on the last day of the related
          Monthly Period............................ .............................................             $    400,000,000.00
                                                                                                               -------------------
                                                                                                 NOTE FACTORS

       3. The amount of Principal Receivables in the Trust represented by the Class
          A Note Principal Balance on the last day of the related Monthly Period .................  1.0000     $    320,000,000.00
                                                                                                               -------------------
       4. The amount of Principal Receivables in the Trust represented by the Class B Note
          Principal Balance on the last day of the related Monthly Period ........................  1.0000     $     37,000,000.00
                                                                                                               -------------------
       5. The amount of Principal Receivables in the Trust represented by the Class C Note
          Principal Balance on the last day of the related Monthly Period ........................  1.0000     $     29,000,000.00
                                                                                                               -------------------
       6. The amount of Principal Receivables in the trust represented by the Class D Note
          Principal Balance on the last day of the related Monthly Period ........................  1.0000     $     14,000,000.00
                                                                                                               -------------------
       7. The Floating Investor Percentage with respect to the period:

       May 1, 2003 through May 20, 2003.....................................................................            14.9242942%
                                                                                                               -------------------
       May 21, 2003 through May 31, 2003....................................................................            14.8400248%
                                                                                                               -------------------
       8. The Fixed Investor Percentage with respect to the period:

       May 1, 2003 through May 20, 2003.....................................................................                   N/A
                                                                                                               -------------------
       May 21, 2003 through May 31, 2003....................................................................                   N/A
                                                                                                               -------------------

       9. The amount of Investor Principal Collections applicable to Series 2003-A..........................   $     79,816,187.85
                                                                                                               -------------------
       10a. The amount of the Investor Finance Charge Collections on deposit in the Collection
            Account on the Related Payment Date to be treated as Servicer Interchange.......................   $         83,333.33
                                                                                                               -------------------
       10b. The amount of Available Finance Charge Collections on deposit in the Collection
            Account on the related Payment Date.............................................................   $      6,273,730.77
                                                                                                               -------------------
       10c. The amount of Available Finance Charge Collections not on deposit in the Collection
            Account on the related Payment Date pursuant to Section 8.04(a) of the Master Indenture.........   $      1,515,116.20
                                                                                                               -------------------

       11. The Investor Default Amount for the related Monthly Period.......................................   $      3,169,236.06
                                                                                                               -------------------

       12. The Monthly Servicing Fee for the related Monthly Period.........................................   $        666,666.67
                                                                                                               -------------------
       13. Trust yields for the related Monthly Period

                    a. The cash yield for the related Monthly Period........................................                 23.62%
                                                                                                               -------------------

                    b. The default rate for the related Monthly Period......................................                  9.51%
                                                                                                               -------------------

                    c. The Net Portfolio Yield for the related Monthly Period...............................                 14.11%
                                                                                                               -------------------

                    d. The Base Rate for the related Monthly Period.........................................                  4.41%
                                                                                                               -------------------

                    e. The Excess Spread Percentage for the related Monthly Period..........................                  9.70%
                                                                                                               -------------------

                    f. The Quarterly Excess Spread Percentage for the related Monthly Period................                  8.53%
                                                                                                               -------------------

                               i) Excess Spread Percentage related to                      May-03                             9.70%
                                                                                                               -------------------

                               ii) Excess Spread Percentage related to                     Apr-03                             9.76%
                                                                                                               -------------------

                               iii) Excess Spread Percentage related to                    Mar-03                             6.13%
                                                                                                               -------------------
       14. Floating Rate Determinations:

         LIBOR for the Interest Period from May 20 through and including June 19, 2003......................               1.31813%
                                                                                                               -------------------
       15. Principal Funding Account

                    a. The amount on deposit in the Principal Funding Account on the related
                       Payment Date (after taking into consideration deposits and withdraws
                       for the related Payment Date)........................................................   $                 -
                                                                                                               -------------------
                    b. The Accumulation Shortfall with respect to the related Monthly Period................   $                 -
                                                                                                               -------------------
                    c. The Principal Funding Investment Proceeds deposited in the Collection
                       Account to be treated as Available Finance Charge Collections........................   $                 -
                                                                                                               -------------------
       16. Reserve Account

                    a. The amount on deposit in the Reserve Account on the related Payment
                       Date (after taking into consideration deposits and withdraws for the
                       related Payment Date)................................................................   $                 -
                                                                                                               -------------------
                    b. The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                       Collections..........................................................................   $                 -
                                                                                                               -------------------
                    c. Interest earnings on the Reserve Account deposited into the Collection
                       Account to be treated as Available Finance Charge Collections........................   $                 -
                                                                                                               -------------------
       17. Cash Collateral Account

                    a. The Required Cash Collateral Account Amount on the related Payment Date..............   $      8,000,000.00
                                                                                                               -------------------

                    b. The Available Cash Collateral Account Amount on the related Payment Date.............   $      8,000,000.00
                                                                                                               -------------------
       18. Investor Charge-Offs

                    a. The aggregate amount of Investor Charge-Offs for the related Monthly Period..........   $                 -
                                                                                                               -------------------
                    b. The aggregate amount of Investor Charge-Offs reimbursed
                       on the Payment Date..................................................................   $                 -
                                                                                                               -------------------
       19. The Monthly Principal Reallocation Amount for the related Monthly Period.........................   $                 -

                         Advanta Bank Corp.
                         as Servicer

                         By:    /s/ MARK SHAPIRO
                         Name:  Mark Shapiro
                         Title: Assistant Vice President - Structured Finance